EXHIBIT 10.7

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N° 1

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AIR LEASE CORPORATION

As Buyer

AMENDMENT N°1 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°1 (the “Amendment N°1”) dated 28th December 2012 is made BETWEEN:

AIRBUS S.A.S., a  societe par actions simplifiee, created and existing under French law having its registered office at 1 Rand-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.           The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on the 10th May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.           The Buyer wishes to purchase and the Seller wishes to sell fourteen (14) incremental A320 NEO Family aircraft subject to the terms and conditions set out below.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.[*]

1.1.The Buyer hereby [*] purchase the fourteen (14) [*] Aircraft [*] (the “Amdt 1 [*] Aircraft”).

1.2.[*]

For the avoidance of doubt, the Parties hereby agree that with respect to [*] provisions set forth in Paragraph 7 of Letter Agreement N°6 to the Agreement shall apply.

1.3.[*].

2.DELIVERY SCHEDULE

[*] the table in Clause 9.1 of the Agreement shall be deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

3.PREDELIVERY PAYMENTS

3.1.        The Buyer and the Seller agree that, as of the date hereof, the Buyer has made and the Seller has received, with respect to the firmly ordered Aircraft, Predelivery Payments in an amount of [*].

3.2.[*].

3.3.Any Predelivery Payments falling due on or before the date of [*] will be paid by the Buyer [*].

4.SUPPORT / TRAINING MATTERS

4.1.        The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1       The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for the fleet of fifty (50) Aircraft shall be [*] in aggregate. This allocation shall be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2     For the sake of clarification, such Seller Representatives’ services will include initial [*].

3     The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*] .

UNQUOTE

4.2.       The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX “A” TO CLAUSE 16

TR AINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of fifty (50) Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1.FLIGHT OPERATIONS TRAINING

1.1.Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] of the Buyer’s flight crews per firmly ordered Aircraft.

1.2.Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] in total for the Buyer’s fleet of fifty (50) Aircraft firmly ordered [*].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3.Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of fifty (50) Aircraft firmly ordered.

2.PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of fifty (50) Aircraft firmly ordered.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3.MAINTENANCE TRAINING

3.1.The Seller will provide to the Buyer [*] in total for the buyer’s fleet of fifty (50) Aircraft firmly ordered.

3.2.The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of fifty (50) Aircraft firmly ordered.

4.TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1.For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2.For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3.For structure maintenance training courses outside the Seller’s Training Center(s), one (1)day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4.For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

5.INCONSISTENCY AND CONFIDENTIALITY

5.1.In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°1, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2.This Amendment N1, contains the entire agreement between the Parties in respect of the matters hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

5.3.This Amendment N°1 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6.COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7.LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°1 as if the same were set out in full herein, mutatis mutandis.

IN WITNESS WHEREOF this Amendment N°1 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

Name:	/s/ Steven F. Udvar-Hazy	Name:	/s/ Christophe Mourey

Title: Chairman of the Board and Chief Executive Officer		Title: Senior Vice President Contracts

APPENDIX 1

DELIVERY SCHEDULE

CAC Id	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	Engine Type
[*]	[*]	[*]	2016	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2020	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.